Exhibit 99.1

Dine Brands Global, Inc. Annual Meeting of Stockholders May 15, 2018

Forward-Looking Information: The content contained in this presentation is as of May 15, 2018, unless otherwise specified herein. The Company assumes no obligation to update or supplement the information. Statements contained in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify these forward-looking statements by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “goal” and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: general economic conditions; our level of indebtedness; compliance with the terms of our securitized debt; our ability to refinance our current indebtedness or obtain additional financing; our dependence on information technology; potential cyber incidents; the implementation of restaurant development plans; our dependence on our franchisees; the concentration of our Applebee’s franchised restaurants in a limited number of franchisees; the financial health our franchisees; our franchisees’ and other licensees’ compliance with our quality standards and trademark usage; general risks associated with the restaurant industry; potential harm to our brands’ reputation; possible future impairment charges; the effects of tax reform; trading volatility and fluctuations in the price of our stock; our ability to achieve the financial guidance we provide to investors; successful implementation of our business strategy; the availability of suitable locations for new restaurants; shortages or interruptions in the supply or delivery of products from third parties or availability of utilities; the management and forecasting of appropriate inventory levels; development and implementation of innovative marketing and use of social media; changing health or dietary preference of consumers; risks associated with doing business in international markets; the results of litigation and other legal proceedings; third-party claims with respect to intellectual property assets; our ability to attract and retain management and other key employees; compliance with federal, state and local governmental regulations; risks associated with our self-insurance; natural disasters or other series incidents; our success with development initiatives outside of our core business; the adequacy of our internal controls over financial reporting and future changes in accounting standards; and other factors discussed from time to time in the Company’s Annual and Quarterly Reports on Forms 10-K and 10-Q and in the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements contained in this release are made as of the date hereof and the Company does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances. Non-GAAP Financial Measures: This content includes references to the Company’s non-GAAP financial measure “Adjusted free cash flow.” “Adjusted free cash flow” for a given period is defined as cash provided by operating activities, plus receipts from notes and equipment contracts receivable, less capital expenditures. Management uses adjusted free cash flow in its periodic assessments of, among other things, the amount of cash dividends per share of common stock and repurchases of common stock and we believe it is important for investors to have the same measure used by management for that purpose. Adjusted free cash flow does not represent residual cash flow available for discretionary purposes. Additionally, “Adjusted EPS” is one of the metrics used in determining payouts under the Company’s annual cash incentive plan. “Adjusted EPS” is computed for a given period by deducting from net income or loss available to common stockholders for such period the effect of any closure and impairment charges, any gain or loss related to debt extinguishment, any intangible asset amortization, any non-cash interest expense, any gain or loss related to the disposition of assets, and other items deemed not reflective of current operations. This is presented on an aggregate basis and a per share (diluted) basis. This content refers to the Company’s non-GAAP financial measure “EBITDA.” The Company defines “EBITDA” for a given period as income before income taxes less interest expense, loss on extinguishment of debt, depreciation and amortization, closure and impairment charges, non-cash stock-based compensation, gain or loss on disposition of assets and other charge backs that may be permitted under its securitization loan agreement. Management may use certain of these non-GAAP financial measures along with the corresponding U.S. GAAP measures to evaluate the performance of the business and to make certain business decisions. Management believes that these non-GAAP financial measures provide additional meaningful information that should be considered when assessing the business and the Company’s performance compared to prior periods and the marketplace. Adjusted free cash flow, adjusted EPS and EBITDA are supplemental non-GAAP financial measures and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with U.S. GAAP. The Company does not provide a GAAP equivalent or non-GAAP reconciliation for 2022 guidance due to the uncertainty associated with the metrics used to calculate such reconciliations, including the fluctuation and uncertainty in Company revenues and sales performance at our IHOP and Applebee’s restaurants Disclosures ©2018 Dine Brands Global, Inc. All Rights Reserved.

Dine Brands Business Update Steve Joyce CHIEF EXECUTIVE OFFICER

Two iconic brands –IHOP and Applebee’s 3,700+ restaurants $7.4 billion in system sales(1) #1 in U.S. Family and Casual dining(2) Expanding international presence 100% franchised model 2017 revenue of $738mm(3) and EBITDA of $224mm(4) Industry-leading margins and significant cash generation(5) Business Overview (1) Company’s fiscal 2017 Form 10-K filing (2) Annual ranking Nation’s Restaurant News, “Top 100”, June 19, 2017 (3) Includes IHOP and Applebee’s advertising revenue (4) See Appendix for reconciliation of the Company’s income before taxes to EBITDA (5) Data from FactSet Dine Brands Overview

Implementing a plan to stabilize and grow performance at both brands High-performance, values-based culture Executing a new strategy Actively supporting our brands, not overseeing them Optimistic about the future Commitment to Success OUR GOAL: RETURN TO GROWTH & CREATE SIGNIFICANT VALUE FOR SHAREHOLDERS & FRANCHISEES Dine Brands Overview

Investment Highlights • Significant Scale in the U.S. • International Expansion Represents a Meaningful Growth Opportunity • Favorable Guest Dynamics with Approximately 50% of Guests Age 34 and Younger • 100% Franchised Model with Strong and Improving Franchisee Base • Robust EBITDA Margins • Substantial Cash Flow Generation • History of Significant Capital Return • New Culture and Philosophy Dine Brands Overview

FULLY-FRANCHISED AND ASSET-LITE MODEL GENERATES SUBSTANTIAL ADJUSTED FREE CASH FLOW • Investment to drive growth at both brands •Attractive capital return to shareholders •Minimal capex requirements Substantial Cash Flow Generation (1) See appendix for reconciliation of the Company’s cash provided by operating activities to adjusted free cash flow Source: Company’s Form 10-K filings for fiscal years 2016 and 2017, and Company projections $123 $63 2016A 2017A 2018E ADJUSTED FREE CASH FLOW(1) Includes $30M in corporate Ad fund contribution for Applebee’s $94 -$114 Dine Brands Overview ($mm)

Fully-franchised and asset-lite model generates substantial cash flow Shareholder-friendly capital return policy via dividends and share repurchases Quarterly cash dividend of $0.63 per share in Q1 2018 (implied yield of ~3.3%(1), attractive vs. industry peers) History of Significant Capital Return SINCE 2015, DINE HAS RETURNED ~$340 MILLION TO SHAREHOLDERS THROUGH CASH DIVIDENDS AND SHARE REPURCHASES Source: Company’s Form 10-K filings for fiscal years 2015-2017 (1) Assumes a common stock price of $77.25 as of May 10, 2018 $66 $67 $70 $70 $55 $10 $136 $123 $80 2015A 2016A 2017A CAPITAL RETURN TO SHAREHOLDERS Dividends Share Repurchase Dine Brands Overview ($mm)

Dividends and Share Repurchases Significant Investment in Existing Brands Scalable Platform Capital Allocation Priorities Dine Brands Overview

Dividends and Share Repurchases

- Quarterly cash dividend of $0.63 per share in Q1 2018 ($2.52 per share annualized)
- Payout ratio of ~44%[(1)]
- Reduced dividend provides opportunity for meaningful share repurchases
- Continuously evaluate timing and attractiveness of share repurchases

RETURNING CAPITAL TO SHAREHOLDERS REMAINS A TOP PRIORITY



DIVIDEND YIELD
~3.3%(2)
Dividend remains amongst highest in restaurant category
~2.0%
DINE BRANDS
Highly Franchised Peers
Family / Casual Dining Peers

Source: Wall Street research and company filings. Highly Franchised peers include Denny's, Dominos, Dunkin', Restaurant Brands International, Wendy's, Sonic, Jack in the Box and Papa John's. Family / Casual Dining peers include Darden, Cracker Barrel, Brinker, Texas Roadhouse, Bloomin' Brands, Cheesecake Factory, Buffalo Wild Wings, BJ's Restaurants and Red Robin Gourmet Burgers.

(1) Based on an approximate mid-point of 2018 guidance for adjusted free cash flow of $104 million.

(2) Assumes a common stock price of $77.25 as of May 10, 2018

Dine Brands Overview

Remodels and culinary innovation Enhanced traditional & digital marketing Dedicated training and operations Technology to enable greater guest access New growth platforms (e.g., To-Go, new formats) Data insights and advanced analytics Reassigning key functions to create greater efficiency for both brands Significant Investment in Existing Brands Dine Brands Overview

Existing platform of corporate infrastructure Extensive experience operating franchised model Strong and well capitalized future franchisee base Proficiency in building and growing brands Robust cash flow for continued investment Scalable Platform for New Opportunities STRATEGIC EXPANSION OF PORTFOLIO ENABLED BY Potential New Concepts Dine Brands Overview

Strong Projected Financial Performance REVENUE Low single digit growth(1) –Applebee’s: +3% –IHOP: +2% –International: +15% ADJUSTED EPS(3) 2017A 2022E $63 $175+ 2017A 2022E $4.15 $10.00+ 2017A 2022E $738(1) $900+(1) $492(2) $565+(2) EBITDA(3) Mid single digit growth 10%+ margin expansion 2017A 2022E $224 $315+ ADJUSTED FREE CASH FLOW(3) Increasing free cash flow with significant return to shareholders High teens EPS growth ($mm) 46% Margin (2) 56% Margin (2) Source: Company’s fiscal 2017 Form 10-K filings and Company projections. (1) Includes IHOP and Applebee’s advertising revenue (2) Excludes advertising revenue (3) See appendix for reconciliation of the Company’s non-GAAP financial measures. Dine Brands Overview

Projected Annual Shareholder Growth Algorithm ADJUSTED EPS GROWTH DIVIDEND YIELD WE ARE COMMITTED TO CREATING SIGNIFICANT FUTURE VALUE FOR SHAREHOLDERS EXPECTED TOTAL SHAREHOLDER RETURN High teens ~3.3%(1) 20%+ Source: Internal Company data and projections (1) Assumes a common stock price of $77.25 as of May 10, 2018 Dine Brands Overview

First Quarter 2018 Summary

First Quarter 2018 Performance Update GAAP EPS of $0.92 Adjusted-EPS of $1.11 Positive Same-Restaurant Sales Applebee’s Q1 SRS: +3.3% IHOP Q1 SRS: +1.0% Returned over $27 million to shareholders $17.5 million in Dividend Payments $10.0 million in Share Repurchases December 29, 2017 Closing Price: $50.73 May 10, 2018 Closing Price: $77.25 +52% Gain in Stock Price $40.00 $45.00 $50.00 $55.00 $60.00 $65.00 $70.00 $75.00 $80.00 $85.00 29-Dec 10-Jan 22-Jan 3-Feb 15-Feb 27-Feb 11-Mar 23-Mar 4-Apr 16-Apr 28-Apr 10-May 2018 Year-to-Date Stock Appreciation

IHOP Overview

SCALE • Founded in 1958 •Leader in Family Dining category •1,671 IHOP locations domestically •301 domestic franchisees in the system Business Overview BRAND OVERVIEW DINING OCCASIONS Late Night 7% Breakfast 49% Dinner 16% Lunch 28% Source: Company’s fiscal 2017 Form 10-K filing and fourth quarter fiscal 2017 earnings press release dated February 20, 2018. (1) Excludes advertising revenue (2) Source: Nation’s Restaurant News, “Top 100,” June 19, 2017. KEY FINANCIALS MARKETS (% OF UNITS) 13 Countries International 6% All 50 states United States 94% • #1 among Family Dining restaurants in the U.S.(2) • Fiscal 2017 system-wide sales: $3.3bn •Fiscal 2017 Franchise revenue: $185mm(1)

TO-GO AND DELIVERY BUSINESSES TO DRIVE SIGNIFICANT FUTURE GROWTH Growing Our Off-Premise Business OFF-PREMISE COMP SALES OFF-PREMISE AVERAGE CHECK 0% 5% 10% 15% 20% 25% Q1’17 Q2’17 Q3’17 Q4’17 $15.22 $15.36 $20.43 $22.12 Q3’17 Q4’17 Q3’17 Q4’17 Online Orders Call-in Orders Source: Internal Company data

SEGMENT REVENUE(1) Projected Financial Performance 2017A 2018E 2019E 2020E 2021E 2022E Franchise Revenue Rental + Financing Revenue $314 $340+ Source: Company’s fiscal 2017 Form 10-K filings, fourth quarter fiscal 2017 earnings press release dated February 20, 2018 and Company projections (1) Excludes advertising revenue 2%+ CAGR 4%+ CAGR ($mm) SEGMENT PROFIT 2017A 2018E 2019E 2020E 2021E 2022E $194 $225+ ($mm) 3%+ CAGR

Applebee’s Overview

SCALE Founded in 1980 Leader in Casual Dining category 1,782 Applebee’s locations domestically 35 domestic franchisees in the system Business Overview BRAND OVERVIEW DINING OCCASIONS Source: Company’s fiscal 2017 Form 10-K filing and fourth quarter fiscal 2017 earnings press release dated February 20, 2018. (1) Excludes advertising revenue (2) Source: Nation’s Restaurant News, Top 100, June 19, 2017. KEY FINANCIALS MARKETS (% OF UNITS) #1 among Casual Dining restaurants in the U.S.(2) Fiscal 2017 domestic system-wide sales: $4.1 billion Fiscal 2017 Franchise revenue: $169 million(1) Late Night 14% Dinner 48% Afternoon 15% Lunch 23% 15 Countries International 8% All 50 states United States 92%

2017 •was a transition year for Applebee’s Growth plan underway • Enhanced relevance — Sustained profitable growth — Early momentum in •2018 Focusing on highly incremental off —premise sales Partnership, structure, strategy and execution • Brand in Transition

92% of restaurants remodeled between 2012-2015 Closing under-performing, non-viable restaurants (~60 in 2018) Begin traditional and non-traditional development again in 2020 Strong Asset Base RESTAURANT COUNT 1,782 ~1,750 2017A 2018E 2019E 2020E 2021E 2022E Source: Internal Company data and projections

Projected Financial Performance APPLEBEE’S REVENUE 2017A 2018E 2019E 2020E 2021E 2022E $161 $180+ 3%+ CAGR APPLEBEE’S PROFITABILITY 98% 2017A 2018E 2019E 2020E 2021E 2022E 82% ($mm) Note: Excludes advertising revenue Source: Internal Company data and projections

Dine Brands is Positioned for Success

Dine Brands is well-positioned to be an even stronger company with growth potential across key metrics Meaningful margin expansion opportunities An improving adjusted free cash flow profile with significant return to shareholders Projected adjusted EPS growth in the high teens over the next five years Pursuing debt refinancing opportunity to increase our flexibility Conclusion Dine Brands Overview

Dine Brands Global, Inc. Annual Meeting of Stockholders May 15, 2018

Appendix

Appendix: Adjusted Free Cash Flow Source: Company Form 10-K filings and earnings press releases See non-GAAP financial measures disclosure Adjusted free cash flow is a non-GAAP financial measure. Reconciliation of the cash provided by operating activities to adjusted free cash flow is as follows: ($ in 000s) 2016 2017 Cash flows provided by operating activities $118,110 $65,733 Receipts from notes and equipment contracts receivable $10,036 $10,614 Additions to property and equipment ($5,637) ($13,370) Adjusted free cash flow $122,509 $62,977 2018 Adjusted Free Cash Flow (Non-GAAP) Guidance Table (In millions) Cash flows from operations $100 – 120 Approximate net receipts from notes and equipment contracts receivable 10 Approximate capital expenditures (16) Adjusted free cash flow (Non-GAAP) $94 - 114

Adjusted earnings per share is a non-GAAP financial measure. Reconciliation of net income available to common stockholders to the diluted net income available to common stockholders, as adjusted, is as follows: Appendix: Adjusted Earnings per Share Fiscal 2017 Net Income Available to Common Stockholders Net income (loss) available to common stockholders, as reported $ (18.28) Impairment of goodwill and intangible assets 26.25 Executive separation costs 0.31 Amortization of intangible assets 0.35 Closure and other impairment charges 0.14 Non-cash interest expense 0.12 Loss (gain) on disposition of assets (0.22) Income tax adjustments (4.07) Net income alllocated to unvested participating restricted stock (0.46) Rounding 0.01 Diluted net income available to common stockholders per share $ 4.15 as adjusted Source: Company’s fiscal 2017 and first quarter fiscal 2018 earnings press releases dated February 20, 2018 and May 2, 2018, respectively. See non-GAAP financial measures disclosure Net (loss) income available to common stockholders per share, as reported $ 0.92 Closure and impairment charges 0.11 Amortization of intangible assets 0.10 Non-cash interest expense 0.04 (Gain) on disposition of assets (0.06) Net income allocated to unvested participating restricted stock (0.00) Diluted net income available to common stockholders per share, as adjusted $ 1.11 First Quarter Fiscal 2018 Net Income Available to Common Stockholders

Appendix: EBITDA Definitions of all components used in calculating the above ratios are found in the Base Indenture and the related Series 2014-1 Supplement to the Base Indenture, dated September 30, 2014, filed as Exhibits 4.1 and 4.2, respectively, to our Current Report on Form 8-K filed on October 3, 2014. Reconciliation of U.S. GAAP income before taxes to EBITDA $ in millions 2016 2017 Income Before Taxes $153.1 $(425.4) Interest Expense 73.7 72.3 Depreciation & Amortization 30.6 30.6 Impairment & Closure Costs 2.6 535.6 Stock-Based Compensation 10.9 10.8 Non-Recurring Cash Separation Costs - 5.9 Loss (Gain) on Sale of Assets 3.3 (6.2) Other 1.0 0.7 EBITDA $275.2 $224.3 Total Revenues $634.0 $604.8 Less Advertising Revenues (111.3) (111.2) $522.7 $491.6 EBITDA Margin 53% 46%